UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2003

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200

Concord, CA 94520

Telephone Number (877) 917-2237

ITEM 5. OTHER EVENTS

The information that is set forth in the Registrant’s Press Release dated February 5, 2003 is incorporated herein by reference.

ITEM 7(c). EXHIBITS

Exhibit 99.1 Pacer International, Inc. Press Release issued February 5, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation

Dated: February 5, 2003	By: /s/ Lawrence C. Yarberry
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Press Release of Pacer International, Inc. dated February 5, 2003.